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WORLD OMNI FINANCIAL CORP.
WORLD OMNI MASTER OWNER TRUST
SERIES 1999-VFN SUPPLEMENT, SERIES 2000-1 SUPPLEMENT
CERTIFICATE DATE AS OF :                                                          June 15, 2000
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POOL BALANCE:                                                 For Month of:       May, 2000
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
Pool Balance, beginning of month                                                  $841,639,405.74

Pool Balance, end of month                                                        $822,966,580.24

Pool Balance, average                                                             $851,046,969.74

Required Pool Balance, end of month                                               $822,966,580.24

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COLLECTIONS & SERIES ALLOCATIONS                              For Month of:       May, 2000
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Series Allocable Principal Collections
    Series 1999-VFN                                                               $ 61,334,078.23
    Series 2000-1                                                                 $507,849,305.08
                                                                                  $569,183,383.31

Series Allocable Non-Principal Collections
    Series 1999-VFN                                                               $    680,235.50
    Series 2000-1                                                                 $  5,632,384.72
                                                                                  $  6,312,620.22

Series Allocable Miscellaneous Payments
    Series 1999-VFN                                                               $-
    Series 2000-1                                                                 $-
                                                                                  $-

Investment Proceeds
    Series 1999-VFN                                                               $     83,355.37
    Series 2000-1                                                                 $     20,580.67
                                                                                  $    103,936.04
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CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD               For Month of:       May , 2000
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1999-VFN                                                                          $          0.00
Series 2000-1 Class A                                                             $          0.00
Series 2000-1 Class B                                                             $          0.00
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ALLOCATION PERCENTAGES FOR COLLECTION PERIOD                  For Month of:       May , 2000
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Series Allocation Percentages
      Series 1999-VFN                                                                        6.63%
      Series 2000-1                                                                         93.37%

Floating Allocation Percentages
      Series 1999-VFN                                                                       89.56%
      Series 2000-1                                                                         89.08%

Principal Allocation Percentages
      Series 1999-VFN                                                                        0.00%
      Series 2000-1                                                                          0.00%
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ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES         For Month of:       May , 2000
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Series 1999-VFN

    Series Allocable Principal Collections
    Excess Certificateholder Percentage:                                          $    272,159.49
    Floating Allocation Percentage:                                               $ 56,295,206.56
    Certificateholder Percentage minus Excess Cert. Percentage:                   $  4,766,712.18
                                                                                  $ 61,334,078.23

    Series Allocable Non-Principal Collections
    Excess Certificateholder Percentage:                                                 3,018.43
    Floating Allocation Percentage:                                               $    624,351.08
    Certificateholder Percentage minus Excess Cert. Percentage:                   $     52,865.99
                                                                                  $    680,235.50

Series 2000-1

    Series Allocable Principal Collections
    Excess Certificateholder Percentage:                                          $  2,253,494.54
    Floating Allocation Percentage:                                               $463,607,583.42
    Certificateholder Percentage minus Excess Cert. Percentage:                   $ 41,988,227.12
                                                                                  $507,849,305.08

    Series Allocable Non-Principal Collections
    Excess Certificateholder Percentage:                                          $     24,992.75
    Floating Allocation Percentage:                                               $  5,141,714.76
    Certificateholder Percentage minus Excess Cert. Percentage:                   $    465,677.21
                                                                                  $  5,632,384.72
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MONTHLY DISTRIBUTIONS                                         Paid on:            June 15, 2000
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Principal Distributions to Investors
      Series 1999-VFN                                                             $ -
      Series 2000-1 Class A                                                       $ -
      Series 2000-1 Class B                                                       $ -

Principal Distributions to Investors - $ per thousand
      Series 1999-VFN                                                             $          0.00000000
      Series 2000-1 Class A                                                       $          0.00000000
      Series 2000-1 Class B                                                       $          0.00000000

Monthly Interest to Investors
      Series 1999-VFN                                                             $    514,848.79
      Series 2000-1 Class A                                                       $  3,703,419.31
      Series 2000-1 Class B                                                       $    324,221.25

Monthly Interest to Investors - $ per thousand
      Series 1999-VFN                                                             $          6.05704459
      Series 2000-1 Class A                                                       $          5.73284722
      Series 2000-1 Class B                                                       $          6.00409722


Rated Variable Funding Increased Cost Amounts
      Series 1999-VFN                                                             $          0.00

Noteholder Monthly Servicing Fee
      Series 1999-VFN                                                             $     41,666.67
      Series 2000-1                                                               $    583,333.33

Reserve Fund Deposit Amount
      Series 1999-VFN                                                             $          0.00
      Series 2000-1                                                               $          0.00

Investor Default Amount
      Series 1999-VFN                                                             $          0.00
      Series 2000-1                                                               $          0.00

Monthly Dilution Amount
      Series 1999-VFN                                                             $          0.00
      Series 2000-1                                                               $          0.00

Noteholder Charge-Off Reversal Amount
      Series 1999-VFN                                                             $          0.00
      Series 2000-1                                                               $          0.00

Investor Default Amount and Monthly Dilution Amount Not Previously Reinstated
      Series 1999-VFN                                                             $          0.00
      Series 2000-1                                                               $          0.00

Carry-Over Amount
      Series 2000-1 Class A                                                       $          0.00
      Series 2000-1 Class B                                                       $          0.00
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MONTHLY DISTRIBUTIONS (Cont.)                                 Paid on:            June 15, 2000
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Unrated Variable Funding Increased Cost Amounts
      Series 1999-VFN                                                             $          0.00

Previously waived servicing fee
      Series 1999-VFN                                                             $          0.00
      Series 2000-1                                                               $     41,262.44

Collections Released to Certificateholder during Collection Period                $569,883,967.75

Excess Distributed to Certificateholder on Payment Date                           $    507,220.03
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FUNDED AND INVESTED AMOUNTS:                                  As of last day of:  May, 2000
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SERIES 1999-VFN SUPPLEMENT
Initial Funded Amount                                                             $600,000,000.00
Incremental Funded Amounts (Cumulative)                                           $ 35,000,000.00
Principal Distributed to Investors (Cumulative)                                   $550,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)                                    $          0.00
    Funded Amount                                                                 $ 85,000,000.00

Series Excess Funding Amount                                                      $  3,238,789.66
Principal Funding Account Balance                                                 $          0.00
    Invested Amount                                                               $ 81,761,210.34

SERIES 2000-1 SUPPLEMENT CLASS A
Initial Invested Amount                                                           $646,000,000.00
Principal Distributed to Investors (Cumulative)                                   $          0.00
Principal Funding Account Balance                                                 $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                                    $          0.00
Series Excess Funding Amount                                                      $ 26,817,344.02
    Invested Amount                                                               $619,182,655.98

SERIES 2000-1 SUPPLEMENT CLASS B
Initial Invested Amount                                                           $ 54,000,000.00
Principal Distributed to Investors (Cumulative)                                   $          0.00
Principal Funding Account Balance                                                 $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                                    $          0.00
Series Excess Funding Amount                                                      $          0.00
    Invested Amount                                                               $ 54,000,000.00
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BALANCES AS OF PAYMENT DATE                                   As of:              June 15, 2000
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Series 1999-VFN
    Reserve Fund Balance                                                          $    425,000.00
    Reserve Fund Deficiency Amount                                                $          0.00
    Principal Funding Account Balance                                             $          0.00
    Outstanding Principal Balance                                                 $ 85,000,000.00

Series 2000-1
    Reserve Fund Balance                                                          $  3,500,000.00
    Reserve Fund Deficiency Amount                                                $          0.00
    Principal Funding Account Balance                                             $          0.00
    Outstanding Principal Balance, Class A                                        $646,000,000.00
    Outstanding Principal Balance, Class B                                        $ 54,000,000.00
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TRUST INCREMENTAL SUBORDINATED AMOUNT                         As of last day of:  May, 2000
   To be used in the following month's computations.
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Pool Total Components of Excess Receivables:
      Used Vehicles                                                               $ 93,920,505.90
      Finance Hold Receivables (for Credit Reasons Only)                          $     8,000.97
      Delayed Payment Program                                                     $         0.00

Pool Limits on Components of Excess Receivables:
      Used Vehicles                                                               $205,741,645.06
      Finance Hold Receivables                                                    $          0.00
      Delayed Payment Program                                                     $ 16,459,331.60

Total Excess Receivables                                                          $      8,000.97

Overconcentration Amount                                                          $          0.00

Ineligible Amount                                                                 $          0.00

Trust Incremental Subordinated Amount                                             $      8,000.97

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POOL SERIES SUBORDINATED AMOUNTS                              As of:              May 31, 2000
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Series Incremental Subordinated Amount
      Series 1999-VFN                                                             $    305,355.62
      Series 2000-1                                                               $  2,528,360.17

Required Subordinated Amount
      Series 1999-VFN                                                             $  6,934,642.95
      Series 2000-1                                                               $ 61,065,982.43

Available Subordinated Amount
      Series 1999-VFN                                                             $  6,934,642.95
      Series 2000-1                                                               $ 61,065,982.43

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CHARGE OFFS                                                   For Month of:       May, 2000
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Defaulted Receivables                                                             $          0.00

Investor/Noteholder Defaulted Amount
    Series 1999-VFN                                                               $          0.00
    Series 2000-1                                                                 $          0.00

Deficiency Amount
    Series 1999-VFN                                                               $          0.00
    Series 2000-1                                                                 $          0.00

Required Draw Amount
    Series 1999-VFN                                                               $          0.00
    Series 2000-1                                                                 $          0.00

Investor/Noteholder Charge-Off's
    Series 1999-VFN                                                               $          0.00
    Series 2000-1                                                                 $          0.00
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INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)                As of:              June 15, 2000
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Interest Shortfalls as of Current Payment Date
      Series 1999-VFN                                                             $          0.00
      Series 2000-1 Class A                                                       $          0.00
      Series 2000-1 Class B                                                       $          0.00

Change in Interest Shortfalls from Previous Payment Date
      Series 1999-VFN                                                             $          0.00
      Series 2000-1 Class A                                                       $          0.00
      Series 2000-1 Class B                                                       $          0.00

Principal Shortfalls as of Current Payment Date
      Series 1999-VFN                                                             $          0.00
      Series 2000-1 Class A                                                       $          0.00
      Series 2000-1 Class B                                                       $          0.00

Change in Principal Shortfalls from Previous Payment Date
      Series 1999-VFN                                                             $          0.00
      Series 2000-1 Class A                                                       $          0.00
      Series 2000-1 Class B                                                       $          0.00

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INTEREST RATE FOR NEXT PAYMENT DATE                           As of:              June 15, 2000
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1999-VFN Estimated                                                                           6.9012500%
Series 2000-1 Class A                                                                        6.7862500%
Series 2000-1 Class B                                                                        7.1012500%
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